UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

______________

PURAMED BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

______________

Minnesota	00-52771	20-5510104
(State or Other Jurisdiction of Incorporation)	Commission File Number)	(IRS Employer Identification No.)

1326 Schofield Avenue

Schofield, WI 54476

(Address of Principal Executive Offices)(Zip Code)

(715-359-6373)

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03

Creation of a Direct Financial Obligation

Effective November 13, 2009, PuraMed BioScience Inc. (the “Company”) obtained $500,000 in debt financing through a private placement of a Convertible Bond sold to an accredited individual investor. The term of this bond is three years, interest is payable monthly at 8% per annum, and no payment of principal is due until its maturity in November 2012. The bond is convertible anytime during its term into common stock of the Company on the basis of $1.00 per share. In addition, the Company issued the investor a stock purchase warrant to purchase 75,000 shares of common stock of the Company at $.75 per share exercisable anytime in whole or in part until expiration of its three-year term.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURAMED BIOSCIENCE, INC.

December 01, 2009	By:	/s/ RUSSELL W. MITCHELL
Russell W. Mitchell
Chief Executive Officer

3